Tax	12 Months Ended
Mar. 31, 2022
Income Taxes [Abstract]
Tax
7. Tax

Tax is payable in the territories where we operate, mainly the UK and the US. This note gives further details of the total tax charge and tax liabilities, including current and deferred tax. The current tax charge is the tax payable on this year’s taxable profits. Deferred tax is an accounting adjustment to provide for tax that is expected to arise in the future due to differences in the accounting and tax bases.
The tax charge for the period is recognised in the income statement, the statement of comprehensive income or directly in the statement of changes in equity, according to the accounting treatment of the related transaction. The tax charge comprises both current and deferred tax.
Current tax assets and liabilities are measured at the amounts expected to be recovered from or paid to the tax authorities. The tax rates and tax laws used to compute the amounts are those that have been enacted or substantively enacted by the reporting date.
The Group operates internationally in territories with different and complex tax codes. Management exercises judgement in relation to the level of provision required for uncertain tax outcomes. There are a number of tax positions not yet agreed with the tax authorities where different interpretations of legislation could lead to a range of outcomes. Judgements are made for each position having regard to particular circumstances and advice obtained.
Deferred tax is provided for using the balance sheet liability method, and is recognised on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases.
Deferred tax liabilities are generally recognised on all taxable temporary differences, and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. However, deferred tax assets and liabilities are not recognised if the temporary differences arise from the initial recognition of goodwill or from the initial recognition of other assets and liabilities in a transaction (other than a business combination) that affects neither the accounting nor the taxable profit or loss.
Deferred tax liabilities are recognised on taxable temporary differences arising on investments in subsidiaries and joint arrangements except where the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.
Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realised, based on the tax rates and tax laws that have been enacted or substantively enacted by the reporting date.
The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the deferred tax asset to be recovered. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when they relate to income taxes levied by the same tax authority, and the Company and its subsidiaries intend to settle their current tax assets and liabilities on a net basis.
7. Tax continued
The tax charge for the year can be analysed as follows:

	2022	2021[1]	2020[1]
	£m	£m	£m
Current tax:
UK corporation tax at 19% (2021: 19%; 2020: 19%)	255	157	132
UK corporation tax adjustment in respect of prior years	(9)	15	5
	246	172	137
Overseas corporation tax	6	3	(2)
Overseas corporation tax adjustment in respect of prior years	(26)	(15)	(41)
	(20)	(12)	(43)
Total current tax from continuing operations	226	160	94
Deferred tax:
UK deferred tax	605	39	207
UK deferred tax adjustment in respect of prior years	(5)	(20)	(4)
	600	19	203
Overseas deferred tax	425	174	64
Overseas deferred tax adjustment in respect of prior years	7	7	9
	432	181	73
Total deferred tax from continuing operations	1,032	200	276

Total tax charge from continuing operations	1,258	360	370
1.    Comparative amounts have been re-presented to reflect the classification of the UK Gas Transmission business as a discontinued operation. See notes 1 and 10 for further information.
Tax charged/(credited) to the consolidated statement of comprehensive income and equity

	2022	2021[1]	2020[1]
	£m	£m	£m
Current tax:
Cash flow hedges, cost of hedging and own credit reserve	—	—	—
Deferred tax:
Investments at fair value through other comprehensive income	—	12	(1)
Cash flow hedges, cost of hedging and own credit reserve	(12)	6	(38)
Remeasurements of pension assets and post-retirement benefit obligations	493	462	(226)
Share-based payments	(4)	1	(2)
	477	481	(267)
Total tax recognised in the statements of comprehensive income from continuing operations	481	480	(265)
Total tax relating to share-based payments recognised directly in equity from continuing operations	(4)	1	(2)
	477	481	(267)
1.    Comparative amounts have been re-presented to reflect the classification of the UK Gas Transmission business as a discontinued operation. See notes 1 and 10 for further information.
7. Tax continued
The tax charge for the year, for the continuing business, is higher (2021: higher tax charge; 2020: lower tax charge) than the standard rate of corporation tax in the UK of 19% (2021: 19%; 2020: 19%):

	2022	2021[1]	2020[1]
	£m	£m	£m
Profit before tax from continuing operations
Before exceptional items and remeasurements	2,880	1,628	1,963
Exceptional items and remeasurements	561	36	(563)
Profit before tax from continuing operations	3,441	1,664	1,400
Profit before tax from continuing operations multiplied by UK corporation tax rate of 19% (2021: 19%; 2020: 19%)	654	316	266
Effect of:
Adjustments in respect of prior years²	(33)	(12)	(31)
Expenses not deductible for tax purposes	47	29	24
Non-taxable income³	(49)	(7)	(18)
Adjustment in respect of foreign tax rates⁴	170	42	18
Deferred tax impact of change in UK tax rate	501	—	148
Adjustment in respect of post-tax profits of joint ventures and associates included within profit before tax	(17)	(12)	(17)
Other[5]	(15)	4	(20)
Total tax charge from continuing operations	1,258	360	370

	%	%	%
Effective tax rate – continuing operations	36.6	21.6	26.4
1.    Comparative amounts have been re-presented to reflect the classification of the UK Gas Transmission business as a discontinued operation. See notes 1 and 10 for further information.
2.    The prior year adjustments are primarily due to agreement of prior period tax returns.
3.    Includes tax on chargeable disposals after the offset of capital losses and tax on the profits deferred to the following accounting period.
4.    Includes remeasurement of US closing State deferred tax balances as a result of expected increase in the blended State tax rate following the disposal of NECO.
5.    Other primarily comprises the movement in the deferred tax asset on previously unrecognised capital losses, claims for land remediation relief and impact of fair value movements on capitalised hedging.
Factors that may affect future tax charges
In the Spring Budget 2021, the UK government announced an increase in the main corporation tax rate from 19% to 25% with effect from 1 April 2023. This was substantively enacted on 24 May 2021. Deferred tax balances as at 31 March 2022, that are expected to reverse after 1 April 2023, have been calculated at 25%.
The US government continues to consider changes to federal tax legislation, but as no changes have been substantively enacted at the balance sheet date, deferred tax balances as at 31 March 2022 have been calculated at the prevailing tax rates based on the current tax laws.
We will continue to monitor the developments driven by Brexit, the OECD’s Base Erosion and Profit Shifting (BEPS) project and European Commission initiatives including fiscal aid investigations. At this time, we do not expect this to have any material impact on our future tax charges. Governments across the world including the UK and the US have introduced various stimulus/reliefs for businesses to cope with the impact of the COVID-19 pandemic, from which we do not currently expect there to be a material impact on our future tax charges.
7. Tax continued
Tax included within the statement of financial position
The following are the major deferred tax assets and liabilities recognised, and the movements thereon, during the current and prior reporting periods:

	Regulatory licences £m	Accelerated tax depreciation £m	Share- based payments £m	Pensions and other post- retirement benefits £m	Financial instruments £m	Other net temporary differences[1] £m	Total £m
Deferred tax liabilities/(assets)
At 1 April 2020	—	6,562	(48)	(360)	(55)	(1,653)	4,446
Exchange adjustments and other[2]	—	(501)	4	51	4	174	(268)
Charged/(credited) to income statement	—	373	—	(12)	1	(147)	215
Charged to other comprehensive income and equity	—	—	2	414	6	—	422
At 1 April 2021	—	6,434	(42)	93	(44)	(1,626)	4,815
Exchange adjustments and other[2]	—	247	(1)	1	1	(85)	163
Charged/(credited) to income statement	—	1,050	26	118	153	(117)	1,230
Charged/(credited) to other comprehensive income and equity	—	—	(6)	587	(10)	—	571
Reclassification to held for sale (note 10)	—	(643)	5	(166)	2	(1)	(803)
Acquisition of WPD (note 37)	429	622	—	142	(403)	(1)	789
At 31 March 2022	429	7,710	(18)	775	(301)	(1,830)	6,765
1.    The deferred tax asset of £1,830 million as at 31 March 2022 (2021: £1,626 million) in respect of other net temporary differences primarily relates to net operating losses of £428 million (2021: £455 million), US environmental provisions of £511 million (2021: £453 million) and US bad debt provision of £201 million (2021: £184 million).
2.    Exchange adjustments and other primarily comprises foreign exchange arising on translation of the US dollar deferred tax balances.
Deferred tax assets and liabilities are only offset where there is a legally enforceable right of offset and there is an intention to settle the balances net. The deferred tax balances (after offset) for statement of financial position purposes consist solely of deferred tax liabilities of £6,765 million (2021: £4,815 million). This balance is after offset of a deferred tax asset of £428 million (2021: £455 million) which has been recognised in respect of net operating losses (£418 million) and capital losses (£10 million).
Deferred tax assets in respect of some capital losses as well as trading losses and non-trade deficits have not been recognised as their future recovery is uncertain or not currently anticipated. The total deferred tax assets not recognised are as follows:

	2022	2021
	£m	£m
Capital losses	2,363	1,620
Non-trade deficits	1	1
Trading losses	7	7
The capital losses arose in the UK on disposal of certain businesses or assets. They are available to carry forward indefinitely but can only be offset against future capital gains. The UK non-trade deficits arose prior to 1 April 2017 and therefore can only be offset against future non-trade profits.
At 31 March 2022 and 31 March 2021, there were no recognised deferred tax liabilities for taxes that would be payable on the unremitted earnings of the Group’s subsidiaries or its associates as there are no significant corporation tax consequences of the Group’s UK, US or overseas subsidiaries or associates paying dividends to their parent companies. There are also no significant income tax consequences for the Group from the payment of dividends by the Group to its shareholders.